Goldman Sachs Funds

================================================================================
ASIA GROWTH FUND                       Annual Report   January 31, 1998
================================================================================


                                       Long-term capital growth potential
                                       through a diversified portfolio of stocks related to Asia, excluding Japan.


                                   [GRAPHIC]



                                                                         [LOGO]
                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS ASIA GROWTH FUND


Fund Basics
as of January 31, 1998


                            Assets Under Management
                            -----------------------
                                  $92.2 Million
                            -----------------------


                               Number of Holdings
                            -----------------------
                                       43
                            -----------------------


                                 NASDAQ SYMBOLS

                                 Class A Shares
                            -----------------------
                                      GSAGX
                            -----------------------


                                 Class B Shares
                            -----------------------
                                      GSABX
                            -----------------------


                                 Class C Shares
                            -----------------------
                                      GSACX
                            -----------------------


                              Institutional Shares
                            -----------------------
                                      GSAIX
                            -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-               Fund Total Return            MSCI AC Asia
January 31, 1998                (based on NAV)(1)       Free (Ex Japan) Index(2)
--------------------------------------------------------------------------------
Class A                               -48.49%                   -47.71%
Class B                               -48.70%                   -47.71%
Class C (8/15/97-1/31/98)             -47.17%                   -45.37%
Institutional                         -48.19%                   -47.71%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
================================================================================

For the period                                     Class C
ending 12/31/97       Class A       Class B     (Cumulative)(4)    Institutional
--------------------------------------------------------------------------------
Last 12 Months        -44.32%       -44.30%          N/A              -40.64%
Since Inception       -11.32%       -31.76%        -40.06%            -24.40%
                     (7/8/94)      (5/1/96)       (8/15/97)           (2/2/96)
--------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $8.87 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).

================================================================================
TOP 10 HOLDINGS AS OF 1/31/98
================================================================================

                                Percentage of
Company Holding                Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Hutchison Whampoa                    7.7%            Diversified
Hong Kong Telecom                    6.5%            Telecommunications
Hindustan Lever Ltd.                 3.9%            Consumer Goods and Services
Hong Kong Electric                   3.9%            Utilities
Singapore Press Holdings             3.8%            Media
Mahanagar Telephone                  3.8%            Telecommunications
Ranbaxy Laboratories                 3.4%            Consumer Goods and Services
ITC Ltd                              3.1%            Consumer Goods and Services
Cheung Kong                          2.4%            Real Estate
China Light & Power                  2.3%            Utilities
--------------------------------------------------------------------------------

     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Market Overview

Dear Shareholder,

While 1997 may best be remembered as a year of record returns on Wall Street, it will also be recalled as a watershed in Asian market history. A decision by Thai authorities to allow the devaluation of their currency set in motion a series of events that impacted the world.

          o The Asian Markets: Thai Currency Devaluation Causes Region-Wide Currency Crisis -- Early in 1997, most Asian markets were weak, largely due to uncertainties in the U.S. interest rate outlook. Performance improved briefly in late January and February, but the region subsequently sold off in response to a rise in U.S. interest rates and weaker-than-expected economic indicators in several countries. Although the markets rebounded in May, posting their strongest monthly gain for the year, the recovery was short-lived.

                    On July 2, Thai authorities allowed their currency, the
               baht, to float freely against the U.S. dollar. The action was taken as the government had been unable to address severe domestic problems impacting Thailand during the past two years -- primarily high current account imbalances and financial sector weakness. The decision set in motion a wave of currency speculation over regional countries that had, albeit to a lesser extent than Thailand, pursued overly aggressive investment policies. The Philippines, Malaysia and Indonesia were most immediately affected, as these governments allowed their currencies to slide in order to keep their exports competitive. While the Hong Kong market remained strong, its dollar peg came under intense scrutiny.

                    In October, continued speculative attack against the Hong
               Kong dollar sent interest rates soaring and led to government intervention. The Hong Kong market plummeted, and world markets again responded in kind. At period-end, South Korea's economic and financial problems reached crisis point, forcing the government to seek assistance from the International Monetary Fund -- though questions remained as to whether the assistance provided was sufficient.

          o Outlook: Some Perspective Is Necessary -- Going forward, it is necessary to place the current turmoil in Asia into perspective. While emerging markets will at times experience a higher level of volatility than more mature economies, they also stand to benefit from significant long-term growth potential as economies and markets develop. Additionally, we believe the currency delinkings are likely to mark the beginning of a new, healthier stage in the region's economic development. However, the adjustment process for these economies will likely be subject to significant volatility and could be lengthy, depending on the appropriateness of policy responses.

               We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.

               Sincerely,


               /s/ David B. Ford                        /s/ John P. McNulty

               David B. Ford                            John P. McNulty
               Co-Head,                                 Co-Head,
               Goldman Sachs                            Goldman Sachs
               Asset Management                         Asset Management
               International                            International


               February 27, 1998

GOLDMAN SACHS ASIA GROWTH FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the 12-month period ended January 31, 1998.

     Performance Review: Declines for Fund, Index and Peer Group

     Asian markets in general fared poorly over the 12-month period ended January 31, 1998, a circumstance that is reflected in the average return of -42.39% generated by the Fund's Lipper peer group, Pacific (Ex-Japan) Funds. Within the peer group, the Fund's Class A shares, Class B shares and Institutional shares ranked 56, 58 and 66, respectively, out of 82 funds. (Class C share rankings are not available, as the performance record is less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     Regional Allocations

     Early in the fiscal year, relative to its benchmark, the MSCI All Country Asia Free (ex Japan) Index, the Fund was overweighted in Hong Kong (which initially hurt Fund performance), India and the Philippines. Conversely, the Fund's weighting in Hong Kong during the difficult investment environment of the latter portion of the period under review, as well as its underweightings in countries that were most severely affected, including Thailand, Indonesia and Malaysia, helped cushion the impact of market declines. However, underweighted positions in Korea and Thailand in January hurt performance as these two markets rallied briefly in the wake of positive new policy announcements.

     Portfolio Highlights

     o Hutchison Whampoa -- Located in Hong Kong, Hutchinson Whampoa -- the portfolio's largest holding -- outperformed the Hang Seng Index by over 10.9% during the period. The company has benefited from strong growth in its core container terminal and telecom businesses in Hong Kong, and from management's ability to realize value in its portfolio of assets world-wide. For example, the company recently sold back to Procter & Gamble an 11% stake in Procter & Gamble China for a substantial net gain.

     o Hindustan Lever Ltd. -- Hindustan Lever, the leading Indian maker of consumer non-durable goods, was a strong performer during the period as a dramatic slowdown in industrial production caused cyclical stocks to underperform more resilient consumer stocks. The company experienced strong growth in its businesses as low-end consumer goods increasingly became more affordable. Also helping performance was the fact that the company possesses strong distribution channels -- a key quality in a country the size of India and one that prevents other domestic and multinational companies from becoming effective competition.

     o PTTEP -- A state-owned oil production and exploration company in Thailand, PTTEP continued to increase the value of its oil and gas assets in the Gulf of Thailand and around the region. The company's assets, valued in U.S. dollars, were not affected by fluctuations in the Thai baht or the domestic economy, and so the company was a natural hedge to the turmoil in the country.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

INVESTMENT
PROCESS OVERVIEW

The investment process
for the Goldman Sachs Asia
Growth Fund combines both
qualitative and quantitative
analysis, with an emphasis
on portfolio manager input.


  Company Visits
  --------------
 Internal Research
 -----------------
Return Expectations

         V

  ===============
  Stock Selection
  ===============

         V

==================
     Portfolio
   Construction
==================
o Stock & Industry
  Views Relative
  to Benchmark


         V

==================
 Portfolio Review
    & Analysis
==================
o Performance
  Measurement
  & Attribution
o BARRA
o Risk Analysis


     Key New Acquisitions

     In view of the uncertain environment, we have increased our exposure to cash-rich companies with stable cash flows and earnings:

     o Berjaya Sports Toto -- Located in Malaysia, the company is involved in the operation of Toto betting (a four-digit numbers game). The company currently has 681 outlets nationwide, and is well positioned to further tap consumer awareness of Toto betting.

     o Hong Kong Telecom -- Hong Kong Telecom has significant cash reserves and is generating substantial free cash flow from its existing businesses, which makes it very defensive in Asia's current interest rate and currency environment.

     o China Light & Power (CLP) -- CLP was recently added to the portfolio for its defensive qualities. CLP generates and supplies electricity to Kowloon and the New Territories, and benefits from a policy of control with the Hong Kong government that guarantees its return on assets.

     Portfolio Outlook

     The near-term outlook for Asia is less negative than initially feared, as various countries are starting to take positive steps toward resolving their economic woes. However, continued currency turmoil and the resulting high interest rates are expected to continue in the coming months. Moreover, investor sentiment has grown increasingly negative. Such an environment is bound to create investment opportunities. While pursuing these opportunities, we plan to maintain our defensive investment stance by focusing on companies with strong balance sheets and dominant business franchises. We will continue to employ our bottom-up strategy to identify extremely undervalued companies in the region.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,

     /s/ Warwick M. Negus                         /s/ Alice Lui

     Warwick M. Negus                             Alice Lui
     Portfolio Manager,                           Portfolio Manager,
     Goldman Sachs Asia Growth Fund               Goldman Sachs Asia Growth Fund


     /s/ Ravi Shanker                             /s/ Karma A. Wilson

     Ravi Shanker                                 Karma A. Wilson
     Portfolio Manager,                           Portfolio Manager,
     Goldman Sachs Asia Growth Fund               Goldman Sachs Asia Growth Fund

     February 27, 1998

GOLDMAN SACHS ASIA GROWTH FUND

Emerging Markets Offer Long-Term Rewards


For investors willing to
assume the sometimes
significant price fluctuations
associated with emerging
market investments, the
long-term rewards may be
higher returns and lower
portfolio volatility.


Two compelling reasons for investors to consider allocating a portion of their portfolios to emerging market countries are the potential for higher returns and reduced overall portfolio volatility.


Diversification Can Reduce Portfolio Volatility

Emerging market countries have widely varying economies, growth rates and stages of development. As a result, stock markets in emerging market countries generally do not move in tandem with markets in developed countries. Diversifying among markets can help to reduce the impact a downturn in any one market may have on a portfolio. Over time, this can lead to lower overall portfolio volatility.

The chart below illustrates the low correlation that stock markets in emerging market countries have had to market performances in the U.S. over the past 10 years.


--------------------------------------------------------------------------------
Performance of Emerging vs. U.S. Equity Markets
(MSCI EMF Index vs. S&P 500 Index)
(Rolling 10-Year Cumulative Returns)

                      [TABLE ILLUSTRATED BY A BAR CHART]

                1988            1989            1990            1991            1992
MSCI EMF        34.87%          114.70%         85.16%          188.79%         214.92%
S&P 500         16.61%          53.56%          48.80%          94.14%          108.94%


                1993            1994            1995            1996            1997
MSCI EMF        439.34%         392.58%         358.39%         376.36%         312.53%
S&P 500         130.00%         133.03%         220.61%         294.22%         425.73%


Source: Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index and the S&P 500 Index. The MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. The MSCI EMF Index and the S&P 500 Index (with dividends reinvested) are unmanaged indices and the figures for the Indices do not reflect any fees or expenses. In addition, investors cannot invest directly in the indices. The chart is for illustrative purposes only and is not representative of any Goldman Sachs fund. Past performance is not indicative of future results.


Emerging Country Markets Offer Greater Return Potential

Historically, emerging market countries have been among the fastest growing in the world. On average, the rate of economic growth in emerging market countries -- at 6% to 8% -- is four to five percentage points greater than the growth rates of developed countries. This can lead to greater corporate profitability and potentially greater market returns over time.

For More Information

A mutual fund composed of emerging market stocks is one of the most convenient ways for investors to access the benefits associated with emerging country investing. Goldman Sachs Asset Management offers a variety of funds that invest in emerging market countries. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 Performance Summary
 January 31, 1998

 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on July 8, 1994. For comparative purposes, the performance of the Fund's bench-mark (the Morgan Stanley All Country Asia Free ex Japan Index ("MSCI")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional shares will vary from Class A due to differences in fees and loads.


 ASIA GROWTH FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED JULY 8, 1994 TO JANUARY 31, 1998.

                             [GRAPH APPEARS HERE]

                                   MSCI                   FUND

07/08/1994                        10000                   9450
Jul-94                            10700                   9847
Aug-94                            11539                  10473
Sep-94                            11298                  10520
Oct-94                            11456                  10567
Nov-94                            10431                   9933
Dec-94                            10126                   9705
Jan-95                             9075                   8934
Feb-95                             9822                   9504
Mar-95                             9790                   9471
Apr-95                             9636                   9316
May-95                            10705                  10450
Jun-95                            10522                  10289
Jul-95                            10702                  10504
Aug-95                            10191                  10048
Sep-95                            10297                  10269
Oct-95                            10108                  10034
Nov-95                             9865                   9779
Dec-95                            10340                  10341
Jan-96                            11131                  11300
Feb-96                            11236                  11341
Mar-96                            11299                  11218
Apr-96                            11687                  11862
May-96                            11537                  11842
Jun-96                            11343                  11465
Jul-96                            10484                  10656
Aug-96                            10782                  10773
Sep-96                            10953                  10793
Oct-96                            10734                  10485
Nov-96                            11229                  10999
Dec-96                            11178                  11165
Jan-97                            11395                  11186
Feb-97                            11482                  11097
Mar-97                            10954                  10651
Apr-97                            10630                  10431
May-97                            11087                  11152
Jun-97                            11471                  11261
Jul-97                            11543                  11330
Aug-97                             9480                   9135
Sep-97                             9424                   9055
Oct-97                             7314                   6786
Nov-97                             6802                   6655
Dec-97                             6534                   6580
Jan-98                             5957                   5761



                              SINCE INCEPTION   ONE YEAR

  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998

  CLASS A (COMMENCED JULY
  8, 1994)
  Excluding sales charges         (12.94)%     (48.49)%
  Including sales charges         (14.31)%     (51.33)%
 ------------------------------------------------------
  CLASS B (COMMENCED MAY
  1, 1996)
  Excluding redemption
  charges                         (34.00)%     (48.70)%
  Including redemption
  charges                         (35.51)%     (51.27)%
 ------------------------------------------------------
  CLASS C (COMMENCED AU-
  GUST 15, 1997)(a)
  Excluding redemption
  charges                         (47.17)%        n/a
  Including redemption
  charges                         (47.70)%        n/a
 ------------------------------------------------------
  INSTITUTIONAL CLASS
  (COMMENCED FEBRUARY 2,
  1996)                           (28.41)%     (48.19)%
 ------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
January 31, 1998

  SHARES    DESCRIPTION                                          VALUE
 COMMON STOCKS - 74.1%
  HONG KONG DOLLAR - 37.6%
  1,512,000 Asia Satellite Telephone (Telecommunications)   $ 2,110,586
  4,272,000 Beijing Datang Power Gen-H (Utility)*             2,029,159
  427,000   Cheung Kong Holdings
             (Real Estate)*                                   2,179,979
  389,000   CLP Holdings (Utility)                            2,136,810
  811,500   Dao Heng Bank Group (Banking)                     1,206,185
  2,292,000 Guangnan Holdings
             (Consumer Goods)*                                1,170,143
  3,708,784 HKR International Ltd. (Real Estate)*             1,833,540
  1,014,500 Hong Kong Electric (Utility)                      3,625,556
  2,884,000 Hong Kong Telecomm (Telecommunications)           6,001,344
  1,214,000 Hutchison Whampoa (Telecommunications)            7,139,330
  764,000   New World Development Co. (Diversified)           1,841,618
  1,995,000 Ng Fung Hong (Other)*                             1,882,319
  575,600   Wing Hang Bank Ltd. (Banking)                       840,672
  4,661,000 Zhejiang Expressway (Construction)*                 656,649
                          ---------------------------------------------
                                                             34,653,890
 ----------------------------------------------------------------------
  INDIAN RUPEE - 14.3%
  1,090     Colgate Palmolive (Consumer Goods)                    6,522
  108,550   Hindustan Lever Ltd. (Consumer Goods)             3,636,355
  197,796   ITC Ltd. (Consumer Goods)                         2,844,117
  644       Larsen & Toubro Ltd. (Heavy Industries)               3,066
  630,400   Mahanagar Telephone (Telecommunications)*         3,535,296
  350       Mahindra & Mahindra Ltd. (Automotive)                 2,223
  400       Niit Ltd. (Technology)                                6,986
  176,250   Ranbaxy Labs (Consumer Goods)*                    3,143,087
                          ---------------------------------------------
                                                             13,177,652
 ----------------------------------------------------------------------
  INDONESIAN RUPIAH - 1.2%
  1,819,500 Daya Guna Samudera (Consumer Goods)               1,079,006
 ----------------------------------------------------------------------
  MALAYSIAN RINGGIT - 2.2%
  430,000   Berjaya Sports (Leisure)                            981,688
  623,000   Tenaga Nasional Berhad (Utility)                  1,051,914
                          ---------------------------------------------
                                                              2,033,602
 ----------------------------------------------------------------------
  NEW TAIWAN DOLLAR - 1.1%
  207,000   Siliconware Precis (Technology)                     502,279
  134,000   Taiwan Semiconductor (Technology)                   463,089
                          ---------------------------------------------
                                                                965,368
 ----------------------------------------------------------------------
  PHILIPPINE PESO - 3.6%
  3,240,000 Ayala Land Inc. (Real Estate)                     1,130,233
  290,270   Manila Electric Co. (Utility)                       911,313
  7,320     Metro Bank & Trust Co. (Banking)                     42,558
  52,000    Philippine Long Distance (Telecommunications)     1,263,721
                          ---------------------------------------------
                                                              3,347,825
 ----------------------------------------------------------------------

  SHARES    DESCRIPTION                                        VALUE
 COMMON STOCKS - (CONTINUED)
  SINGAPORE DOLLAR - 11.3%
  372,000   City Developments (Real Estate)               $ 1,160,805
  167,000   Overseas Chinese Bank (Financial Services)*       696,442
  1,257,000 Parkway Holdings (Consumer Goods)               1,898,880
  153,000   Rothmans Industries (Consumer Goods)              758,530
  150,000   Singapore Airlines (Transportation)*              979,878
  272,000   Singapore Press Holdings (Media)                3,537,824
  684,000   Singapore Telecomm (Telecommunications)*        1,356,430
                          -------------------------------------------
                                                           10,388,789
 --------------------------------------------------------------------
  THAILAND BAHT - 2.8%
  947,000   Bangkok Expressway (Construction)*                722,668
  161,800   PTT Exploration & Production
             (Energy Source)                                1,864,918
                          -------------------------------------------
                                                            2,587,586
 --------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $89,772,478)                                      $68,233,718
 --------------------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  UNITS/PRINCIPAL
  AMOUNT          DESCRIPTION                                      VALUE
  STRUCTURED NOTE - 12.8%
  US DOLLAR - 12.8%
  783,987 units   Taiwan Index Linked Note                   $  7,236,200
  492,926 units   Taiwan Index Note                             4,529,990
 ------------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (COST $15,860,795)                                         $ 11,766,190
 ------------------------------------------------------------------------
  SHORT-TERM OBLIGATION - 5.3%
  US DOLLAR - 5.3%
  $4,920,110      State Street Bank Euro-Time Deposit
                   5.56%, 02/02/98(b)                        $  4,920,110
 ------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION                                $  4,920,110
 ------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $110,553,383) (A)                                    $ 84,920,018

 ------------------------------------------------------------------------------

  FEDERAL INCOME
  TAX INFORMA-
  TION:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $  3,430,898
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value    (31,819,749)
 ------------------------------
  Net unrealized
  loss            $(28,388,851)
 ------------------------------

 Futures contracts open at January 31, 1998 are as follows:

                           Number of                  Settlement                   Unrealized
       Type                Short(c)                      Month                        Loss
  ---------------          ---------                 -------------                 ----------
  Hang Seng Index             22                     February 1998                    $53,843

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $113,308,869.
 (b) Portion of this security is being segregated as collateral for futures contracts.
 (c) Each Hang Seng Index represents 50 HKD x index value at time of purchase in notional par value. The total net notional amount and market value at risk are $1,274,353 and $1,220,510, respectively. The determination of notional amounts does not consider market risks factors and therefore notional amounts as presented here are indicative of volume of activity and not a measure of market risks.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  COMMON STOCK INDUSTRY CONCENTRATIONS
  Automotive                             0.0%
  Banking                                2.3%
  Construction                           1.5%
  Consumer Goods                        15.8%
  Diversified                            2.0%
  Energy Sources                         2.0%
  Financial Services                     0.8%
  Heavy Industry                         0.0%
  Leisure                                1.1%
  Media                                  3.8%
  Other                                  2.0%
  Real Estate                            6.8%
  Technology                             1.1%
  Telecommunications                    23.2%
  Transportation                         1.1%
  Utility                               10.6%
 --------------------------------------------
  TOTAL COMMON STOCK                    74.1%
 --------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    7

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $110,553,383)                                                  $ 84,920,018
  Cash, at value                                                    3,633,162
  Receivables:
  Fund shares sold                                                  4,569,167
  Dividends and interest, at value                                     70,738
  Deferred organization expenses, net                                  45,380
  Other assets                                                         14,334
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                     93,252,799
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Fund shares repurchased                                             134,703
  Capital gains tax                                                   505,583
  Amounts owed to affiliates                                          281,380
  Accrued expenses and other liabilities                              225,606
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 1,147,272
 -----------------------------------------------------------------------------

  NET ASSETS:
  Paid-in capital                                                 191,631,821
  Accumulated undistributed net investment income                     137,887
  Accumulated distributions in excess of net realized gains
  on investment and futures transactions                          (50,144,575)
  Accumulated net realized foreign currency loss                  (23,485,151)
  Net unrealized loss on investments and futures                  (18,360,285)
  Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                    (7,674,170)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $ 92,105,527
 -----------------------------------------------------------------------------

                                                 CLASS A CLASS B       CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                          10,430,282 404,337        52,511
  Net asset and Class A redemption value per
  share(a)                                         $8.38   $8.31         $8.29
  Maximum public offering price per share
  (Class A NAV X 1.0582)                           $8.87   $8.31         $8.29
 -----------------------------------------------------------------------------
                                                                 INSTITUTIONAL
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                                                   103,588
  Net asset value, offering and redemption
  price per share                                                        $8.44
 -----------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                   $   3,567,537
  Interest                                                             909,396
 ------------------------------------------------------------------------------
  TOTAL INCOME                                                       4,476,933
 ------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                    2,179,299
  Distribution fees                                                    544,964
  Authorized dealer service fees                                       524,028
  Transfer agent fees                                                  370,233
  Custodian fees                                                       392,707
  Professional fees                                                     75,733
  Amortization of deferred organization expenses                        31,733
  Trustee fees                                                           3,657
  Other                                                                168,640
 ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     4,290,994
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs        (513,104)
 ------------------------------------------------------------------------------
  NET EXPENSES                                                       3,777,890
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                699,043
 ------------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT, FUTURES AND FOR-
  EIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
  Investment transactions(b)                                       (31,911,904)
  Futures transactions                                                (957,101)
  Foreign currency related transactions                            (24,461,103)
  Net change in unrealized loss on:
  Investments                                                      (51,320,817)
  Futures                                                              (53,843)
  Translation of assets and liabilities denominated in foreign
  currencies                                                        (5,678,939)
 ------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT, FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS                                   (114,383,707)
 ------------------------------------------------------------------------------
  NET DECREASE IN ASSETS RESULTING FROM OPERATIONS               $(113,684,664)
 ------------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $272,188.
 (b)  Net of capital gains taxes withheld of $531,662.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.     9

GOLDMAN SACHS ASIA GROWTH FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment income                        $     699,043      $    538,846
  Net realized loss on investment and
  futures transactions                           (32,869,005)       (7,436,150)
  Net realized loss on foreign currency
  related transactions                           (24,461,103)       (1,099,538)
  Net change in unrealized gain (loss) on
  investments and futures                        (51,374,660)        5,823,115
  Net change in unrealized loss on
  translation of assets and liabilities
  denominated in foreign currencies               (5,678,939)         (599,549)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               (113,684,664)       (2,773,276)
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                    (455,983)         (206,784)
  Class B shares                                          --                --
  Class C shares                                          --                --
  Institutional shares                               (22,635)               --
  In excess of net investment income
  Class A shares                                          --                --
  Class B shares                                     (10,435)           (5,064)
  Class C shares                                        (617)               --
  Institutional shares                                    --           (83,075)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (489,670)         (294,923)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares               94,368,053       144,448,826
  Reinvestment of dividends and
  distributions                                      587,801           221,279
  Cost of shares repurchased                    (168,365,597)      (67,451,011)
 ------------------------------------------------------------------------------
  NET DECREASE (INCREASE) IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS              (73,409,743)       77,219,094
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                     (187,584,077)       74,150,895
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              279,689,604       205,538,709
 ------------------------------------------------------------------------------
  End of year                                  $  92,105,527      $279,689,604
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME          $     137,887      $ (1,316,323)
 ------------------------------------------------------------------------------

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. At Janu-ary 31, 1998, the Asia Growth Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service (Service shares have not com-menced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. In addition, it is the Fund's policy to accrue for estimated capital gains taxes on foreign securities held.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

 C. DERIVATIVE FINANCIAL INSTRUMENTS -- STRUCTURED NOTES
 Subject to its investment restrictions, the fund may utilize derivative fi-nancial instruments such as structured notes. Such instruments are used by the fund as a means of investing in a particular market or of increasing the return on the Fund's investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the fund to a greater degree of market risk and loss than other types of fixed income securities. At January, 31, 1998 and for the year then ended, the av-erage fair value of structured notes held by the fund and the net unrealized loss arising from trading such securities were $12,215,316 and $4,094,605, respectively.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

 E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to sharehold-ers for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net in-vestment income or net realized gain on investment transactions, or from cap-ital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $184,000, $5,487,000, $10,408,000 and
 $14,137,000 at October 31, 1997 (the Fund's tax year end) of capital loss carryforwards expiring in 2002, 2003, 2004 and 2005, respectively, for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 I. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of shares separately bears their respective class-specific transfer agency fees.

 J. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depen-dent on the daily fluctuations in the value of the contracts, and are re-corded as unrealized gains or losses. When contracts are closed, the Fund realized a gain or loss which is reported in the Statement of Operations. The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998
 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Manage-ment International ("GSAM International") an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM International is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .24% of the average daily net assets of the Fund. For the year ended January 31, 1998, Goldman Sachs has reimbursed approximately $126,000. At January 31, 1998, ap-proximately $4,700 is owed to the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges imposed and has advised the Fund that it retained approximately $414,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive approximately $82,000 of its distribution fee attributable to the Class A shares and the Manager has agreed to waive $305,000 of its management fee attributable to all classes. The Distributor and Manager may discontinue or modify these waivers in the future at their discretion.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $64,000, $64,000, $65,000 and $88,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1998, were $209,322,562 and $288,302,543, respectively.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $74,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facililties.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1998

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 is as follows:

                          FOR THE YEAR ENDED JANUARY 31, 1998   FOR THE YEAR ENDED JANUARY 31, 1997
                          ---------------------------------------------------------------------------
                                    SHARES             DOLLARS            SHARES             DOLLARS
 ----------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                     7,223,511  $       87,540,626         7,588,351  $      124,281,405
 Reinvestments of divi-
 dends and distributions            43,677             582,740            11,669             184,607
 Shares repurchased            (12,959,028)       (156,582,479)       (3,945,614)        (63,723,269)
                          ---------------------------------------------------------------------------
                                (5,691,840)        (68,459,113)        3,654,406          60,742,743
 ----------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                       303,767           4,001,854           210,879           3,433,876
 Reinvestments of divi-
 dends and distributions               718               9,264               279               4,391
 Shares repurchased               (106,535)         (1,359,625)           (4,771)            (76,391)
                          ---------------------------------------------------------------------------
                                   197,950           2,651,493           206,387           3,361,876
 ----------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                        70,257             777,621                --                  --
 Reinvestments of divi-
 dends and distributions                48                (185)               --                  --
 Shares repurchased                (17,794)           (163,196)               --                  --
                          ---------------------------------------------------------------------------
                                    52,511             614,240                --                  --
 ----------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                       163,318           2,047,952         1,041,822          16,733,545
 Reinvestments of divi-
 dends and distributions               277              (4,018)            2,040              32,281
 Shares repurchased               (875,506)        (10,260,297)         (228,363)         (3,651,351)
                          ---------------------------------------------------------------------------
                                  (711,911)         (8,216,363)          815,499          13,114,475
 ----------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)        (6,153,290) $      (73,409,743)        4,676,292  $       77,219,094
 ----------------------------------------------------------------------------------------------------

                                                  GOLDMAN SACHS ASIA GROWTH FUND

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $1,384,341 from paid-in capital to accumulated undistributed net investment income, $1,387,871 from accumulated undistributed net investment income to accumulated net realized foreign currency loss, $1,248,367 from accumulated undistributed net realized loss on investment and futures transactions to ac-cumulated undistributed net investment income and $466 from paid-in capital to accumulated undistributed net realized loss on investment and futures transactions.

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                 INCOME FROM
                                           INVESTMENT OPERATIONS(E)                 DISTRIBUTIONS TO SHAREHOLDERS
                              -------------------------------------------------- -----------------------------------
                                                                                                         FROM NET
                    NET ASSET    NET      NET REALIZED        NET REALIZED                  IN EXCESS  REALIZED GAIN NET INCREASE
                     VALUE,   INVESTMENT AND UNREALIZED      AND UNREALIZED       FROM NET    OF NET   ON INVESTMENT  (DECREASE)
                    BEGINNING   INCOME   GAIN (LOSS) ON LOSS ON FOREIGN CURRENCY INVESTMENT INVESTMENT  AND FUTURES  IN NET ASSET
                    OF PERIOD   (LOSS)    INVESTMENTS     RELATED TRANSACTIONS     INCOME     INCOME   TRANSACTIONS     VALUE
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares             $16.31     $  --        $(5.78)             $(2.12)           $  --      $(0.03)      $  --        $(7.93)
  1998 - Class B
  Shares              16.24      0.01         (5.79)              (2.12)              --       (0.03)         --         (7.93)
  1998 - Class C
  Shares(b)           15.73      0.01         (5.43)              (1.99)              --       (0.03)         --         (7.44)
  1998 - Institu-
  tional Shares       16.33      0.10         (5.83)              (2.13)           (0.03)         --          --         (7.89)
 --------------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares              16.49      0.06         (0.11)                 --            (0.12)         --       (0.01)        (0.18)
  1997 - Class B
  Shares(b)           17.31     (0.05)        (0.48)                 --            (0.51)      (0.03)         --         (1.07)
  1997 - Institu-
  tional Shares(b)    16.61      0.04         (0.11)                 --            (0.11)      (0.06)      (0.04)        (0.28)
 --------------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares              13.31      0.17          3.44                  --            (0.12)      (0.14)      (0.17)         3.18
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A
  Shares(b)           14.18      0.11         (0.89)                 --             0.01          --       (0.10)        (0.87)
 --------------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C and Institutional share activity commenced on July 8, 1994, May 1, 1996, August 15, 1997 and February 2, 1996,
     respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                                                                        RATIOS ASSUMING NO VOLUNTARY WAIVER
                                                                                           OF FEES OR EXPENSE LIMITATIONS
                                                                                        -----------------------------------
                                                                          RATIO OF                            RATIO OF
                                              NET ASSETS   RATIO OF    NET INVESTMENT       RATIO OF       NET INVESTMENT
NET ASSET                PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO    EXPENSES TO     INCOME (LOSS) TO
VALUE, END    TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET       AVERAGE NET       AVERAGE NET
OF PERIOD   RETURN(A)      RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS            ASSETS           ASSETS
-----------------------------------------------------------------------------------------------------------------------------
  $ 8.38     (48.49)%     105.16%    $.0070    $87,437       1.75%          0.31%             1.99%              0.07%
    8.31     (48.70)      105.16      .0070      3,359       2.30          (0.29)             2.50              (0.49)
    8.29     (47.17)(d)   105.16      .0070        436       2.35(c)       (0.26)(c)          2.55(c)           (0.46)(c)
    8.44     (48.19)      105.16      .0070        874       1.11           0.87              1.31               0.67
-----------------------------------------------------------------------------------------------------------------------------
   16.31      (1.01)       48.40      .0151    263,014       1.67           0.20              1.87               0.00
   16.24      (6.02)(d)    48.40      .0151      3,354       2.21(c)       (0.56)(c)          2.37(c)           (0.72)(c)
   16.33      (1.09)(d)    48.40      .0151     13,322       1.10(c)        0.54(c)           1.26(c)            0.38 (c)
-----------------------------------------------------------------------------------------------------------------------------
   16.49      26.49        88.80         --    205,539       1.77           1.05              2.02               0.80
-----------------------------------------------------------------------------------------------------------------------------
   13.31      (5.46)(d)    36.08         --    124,298       1.90(c)        1.83(c)           2.38(c)            1.35 (c)
-----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Asia Growth
 Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Asia Growth Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds, (a Delaware Business Trust), including the state-ment of investments, as of January 31, 1998, and the related statement of op-erations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Asia Growth Fund as of January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Asia Growth Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Asia Growth Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.



An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Asia Growth Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies related to Asia, excluding Japan.

Target Your Needs

The Goldman Sachs Asia Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)


--------------------------------------------------------------------------------
Goldman Sachs International Equity Funds

    [THE FOLLOWING TABLE WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                              [Fund Risk/Return]
Higher                        ASIA GROWTH FUND
Risk/Return

                              Emerging Markets Equity Fund

                              International Equity Fund
Lower
Risk/Return                   CORE International Equity Fund


For More Information

To learn more about the Goldman Sachs Asia Growth Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

GOLDMAN SACHS INTERNATIONAL

Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. In particular, the securities markets of emerging countries in which the Fund may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use: March 31, 1998                              AGAR / 47K / 3-98